Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.1

AMENDMENT #1 TO TRANSITION SERVICES AGREEMENT

THIS AMENDMENT #1 TO THE TRANSITION SERVICES AGREEMENT (this “Amendment #1”) between ADMA Biomanufacturing, LLC (“ADMA”) and Biotest Pharmaceuticals Corporation (“BPC”) shall be effective as of June 6, 2019 (the “Effective Date”). BPC and ADMA are each sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, ADMA and BPC entered into a Transitions Services Agreement dated as of June 6, 2017 (the “Agreement”); and

WHEREAS, ADMA and BPC wish to amend and extend the Agreement.

PROVISIONS

NOW, THEREFORE, in consideration of the respective promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

1.	Section 3.1 entitled “Term”, shall be amended to add the following:

“The agreement shall be extended for a period of twelve (12) months commencing on the second anniversary of the Effective Date of the Agreement (the “Extension Period”). For avoidance of doubt the Extension Period shall commence on June 6, 2019. All applicable services as stated in the Services Schedules shall continue. In addition, the Parties may add additional services upon mutual written agreement.”

2.	Section 6.4 entitled, “Notices”, shall be amended by deleting section (a) as it relates to BPC and replacing it with the following:

(a)	If to BPC:

Biotest Pharmaceuticals Corporation

901 Yamato Road, Suite 101

Boca Raton, FL 33431

Attn: Ileana Carlisle, CEO

with a copy to (which will not constitute notice):

Biotest Pharmaceuticals Corporation

901 Yamato Road, Suite 101

Boca Raton, FL 33431

Attn: Legal Department

MISCELLANEOUS

Each Party certifies that each of its representations and warranties set forth in this Amendment #1 is true and correct as of the date hereof as though made on the date hereof.

Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

Except as expressly provided herein, all terms and conditions set forth in the Agreement remain unchanged and continue in full force and effect. This Amendment #1 shall govern in the event of any conflict between this Amendment #1 and the Agreement. Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Agreement. It is agreed by the parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended hereby.

This Amendment #1 and the Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

This Amendment #1 may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same single document, and any such counterpart containing an electronically scanned or facsimile signature will have the same effect as original manual signatures.

The Parties agree that they and their employees shall execute all documents and do all other things necessary to carry out the intent to implement the provisions of this Amendment #1.

IN WITNESS WHEREOF, the parties hereby have caused this Amendment #1 to the Agreement to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective Parties.

ADMA BIOMANUFACTURING, LLC	BIOTEST PHARMACEUTICALS CORPORATION

By: /s/ Adam Grossman	By: /s/ Ileana Carlisle

Name: Adam Grossman	Name: Ileana Carlisle

Title: President and Chief Executive Officer	Title: Chief Executive Officer and President

Date: August 29, 2019	Date: August 29, 2019

Revised Schedule 1

BPC Transition Services

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

Schedule 2

ADMA Transition Services

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

Schedule 3

Laboratory Space

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

Schedule 4

Warehouse and Freezer/Refrigerator (Cold) Storage

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereby have caused these revised Schedules to the Transition Services Agreement to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective Parties.

ADMA BIOMANUFACTURING, LLC	BIOTEST PHARMACEUTICALS CORPORATION

By: /s/ Adam Grossman	By: /s/ Ileana Carlisle

Name: Adam Grossman	Name: Ileana Carlisle

Title: President and Chief Executive Officer	Title: Chief Executive Officer and President

Date: August 29, 2019	Date: August 29, 2019

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit “A”

Transition Services Fee Schedule

Shared Services by Level	Hourly Rate
Senior Management (i.e. CEO, CFO, CSO)	$[***]
VP Average	$[***]
Sr. Director Average	$[***]
Director Average	$[***]
Sr. Manager Average	$[***]
Manager Average	$[***]
Full Time Exempt Average	$[***]
Full Time Non-Exempt Average	$[***]

If BPC or ADMA uses a Third Party Service Provider to provide any of the Services described in these Service Schedules, the amount payable by ADMA or BPC in respect of the Services received by such Party shall be identical to the rate that BPC or ADMA, as applicable, is charged by such Third Party Service Provider for such Services.